EXHIBIT 10.29
                             SIXTH ADDENDUM T0 LEASE
                                 BY AND BETWEEN
                  THE JOSEPH PELL AND EDA PELL REVOCABLE TRUST
                                 (THE LANDLORD)
                                       AND
                      FAIR, ISAAC AND COMPANY, INCORPORATED
                                  (THE TENANT)
                                      DATED
                                  JULY 1, 1993

This Addendum to Lease dated January 10, 1996, ("Sixth Addendum") is hereby attached to and incorporated into and made a part of that lease dated July 1, 1993, by and between The Joseph and Eda Pell Revocable Trust and Fair, Isaac and Company, Incorporated and First Addendum to Lease by and between The Joseph and Eda Pell Revocable Trust and Fair, Isaac and Company, Incorporated dated July 1, 1993, and Second Addendum to Lease by and between The Joseph and Eda Pell Revocable Trust and Fair, Isaac and Company, Incorporated dated January 31, 1994, and Third Addendum to Lease by and between The Joseph and Eda Pell Revocable Trust and Fair, Isaac and Company Incorporated dated January 31, 1994, and Fourth Addendum to Lease by and between The Joseph and Eda Pell Revocable Trust and Fair, Isaac and Company, Incorporated dated December 15, l994 and the Fifth Addendum to Lease by and between the Joseph and Eda Pell Revocable Trust and Fair, Isaac and Company, Incorporated dated May 24, 1995. The parties agree to the following terms and conditions set forth herein below:


LEASE

2. PREMISES: Paragraph 2 shall be amended to provide that Tenant's Premises on the Third Floor shall be increased from approximately 18,115 rentable square feet and 16,210 usable square feet ("Original Premises") to 27,320 rentable square feet and 24,392 usable square feet ("Added Premises") to include the Premises known as Suite 301 (9,205 rentable SF and 8,182 useable SF) as shown on the attached Exhibit A.

4. POSSESSION: Tenant shall take possession of the Added Premises on March 18, l996, the first business day after Headquarters Companies vacates the premises in accordance with its Lease Termination Agreement dated January 9, 1996.

5.       A.       RENT:  Paragraph 5.A. of the Lease shall be amended to provide that Tenant  agrees to pay Landlord as Base Rent for the Added
                  Premises the sum of Nineteen Thousand Two Hundred Thirty-eight and 45/100 Dollars ($19,238.45) (9,205 rentable SF x $2.09 per
                  square  foot)  which makes the total Base Rent for the   Third
                  Floor  Premises  Fifty-five   Thousand  Four  Hundred   Sixty-
                  eight  and  45/100 Dollars ($55,468.45).

         If Fair, Isaac executes a long-term lease at Regency Center 1 (ten years minimum), the base rental rate on the Added Premises of this Addendum shall be the same as all the other space in the building.

7.       OPERATING EXPENSES ADJUSTMENTS: Paragraph 7 shall be amended to provide
         that  Tenant  shall  pay  26%  of  the  increase  in  Direct   Expenses
         (27,320RSF/105,000SF).

         The Base Year for the Added Premises shall be 1996.


FIRST ADDENDUM

4.       TENANT IMPROVEMENT ALLOWANCE:

         Landlord shall provide a tenant improvement allowance of Twenty-five Thousand Dollars ($25,000.00) to be used on design and construction for the Added Premises. Landlord shall pay this allowance to Fair, Isaac within thirty (30) days after occupancy of the Premises by Fair. Isaac.


SECOND ADDENDUM

5.       SERVICES AND UTILITIES

         Paragraph C shall be amended as follows:

         Tenant's monthly allowance for the entire Third Floor Premises shall be $3,005.20 (27,320 rentable SF x $.11).

         Tenant shall pay the amount of $2,683.12 (24,392 useable SF x $.11) per month as a projected expense for over-standard electrical usage.


SIXTH ADDENDUM

1. MOVE-OUT COMPENSATION: In the event Fair, Isaac does not sign a long-term lease (ten years minimum) at Regency Center I and moves out of the Added Premises, it shall pay as compensation on or before the date the Premises are vacated, six (6) months rent at the then existing rate. If the Added Premises are leased and occupied prior to the end of that six (6) month period, the move-out compensation shall be reduced for each month the space is occupied and rent is paid.

LANDLORD                    The Joseph Pell and Eda Pell Revocable Trust

                                     By:       /s/Joseph Pell
                                               -----------------------------
                                               Joseph Pell, Trustee


                                     Date:           3-7-96
                                               -----------------------------




TENANT                      Fair, Isaac and Company, Incorporated

                                     By:       /s/ Michael C. Gordon
                                               -----------------------------


                                     Its:
                                               -----------------------------



                                     Date:           3-7-96
                                               -----------------------------

                                                                   EXHIBIT 10.29

                            SEVENTH ADDENDUM TO LEASE
                                 BY AND BETWEEN
                     THE JOSEPH AND EDA PELL REVOCABLE TRUST
                                ("THE LANDLORD")
                                       AND
                      FAIR, ISAAC AND COMPANY, INCORPORATED
                                 ("THE TENANT")


         This Seventh Addendum to Lease dated November 22, 1996 ("Seventh Addendum"), is hereby attached to and incorporated into and made a part of that Lease dated July 1, 1993, by and between The Joseph and Eda Pell Revocable Trust and Fair, Isaac and Company, Incorporated as amended by a First Addendum to dated July 1, 1993; a Second Addendum to Lease dated January 31, 1994; a Third Addendum to Lease dated January 31, 1994; and a Fourth Addendum to Lease dated December 15, 1995; a Fifth Addendum to Lease dated May 24, 1995; and a Sixth Addendum to Lease dated January 10, 1996 ("the Lease"). The parties agree to the following terms and conditions set forth herein below:

                                    Recitals

         A. Landlord and Tenant are parties to the Lease pursuant to which Landlord leased to Tenant and Tenant leased from Landlord office space containing approximately 27,320 rentable square feet and 24,392 useable square feet comprising part of the of the Third Floor of that certain office building known as Regency Center I ("Regency I") located at 100 Smith Ranch Road, San Rafael, California ("the Premises").

         B. Landlord is currently constructing a building adjacent to Regency I, which new building will be known as Regency Center II, and which will be leased in its entirety to Tenant pursuant to an Office Building Lease of even date herewith.

         C. Landlord and Tenant now desire to amend the Lease as hereinafter set forth.

         D. The capitalized terms herein, unless otherwise indicated, shall have the meanings ascribed to them in the Lease.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Paragraph 3 ("Right of First Opportunity") of the First Addendum to Lease is hereby deleted in its entirety.

         2. Subparagraph A and sub-subparagraph (i) of Paragraph 2 ("Option to Extend") of the First Addendum to Lease are hereby deleted and the following substituted therefor:

                  "A. Landlord grants to Tenant the option to extend the term of this Lease for the Existing Premises for one (1) ten (10) year period commencing upon expiration of the Term for the lease of the Existing Premises, upon each and all of the following terms and conditions:"

                           "(i) Tenant gives to Landlord and Landlord receives notice of the exercise of the option to extend this Lease for said additional term no later than twelve
                           (12) months prior to the time that the option period would commence if the option were exercised, time being of the essence. If said notification of the exercise of said option is not so given and received, this option shall automatically expire;"

         3. Except as set forth herein, the Lease shall remain unmodified and in full force and effect. Should there by any conflict between the terms of the Lease and the terms of this Seventh Addendum, the terms of this Seventh Addendum shall control.

         IT WITNESS WHEREOF, the parties have executed this Seventh Addendum to Lease as of the date first written above.

                                 The Joseph and Eda Pell Revocable Trust


                                 By:      /s/ JOSEPH PELL
                                          --------------------------------
                                          Joseph Pell, Trustee


                                 By:      /s/ EDA PELL
                                          --------------------------------
                                          Eda Pell, Trustee


                                 Fair, Isaac and Company, Incorporated


                                 By:      /s/ MICHAEL C. GORDON
                                          --------------------------------


                                 Its:     Vice President
                                          --------------------------------

                                    Exhibit A

                    Map of the Third Floor of Regency Center

                       Approximately 9205 Rentable Sq. Ft.